McMoRan

McMoRan Exploration Co.

4th Quarter 2010 Conference Call

James R. Moffett
Co-Chairman of the Board & CEO

Richard C. Adkerson
Co-Chairman of the Board

January 18, 2011

MMR LISTED NYSE

www.mcmoran.com

Cautionary Statement

This is an oral presentation which is accompanied by slides. Readers are urged to review our SEC filings.

This presentation contains forward-looking statements that involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. We caution readers that those statements are not guarantees of future performance or exploration and development success, and our actual exploration experience and future financial results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, capital expenditures, reclamation costs, anticipated and potential production and flow rates, and other statements that are not historical facts. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition. Important factors that can cause actual results to differ materially from the results anticipated by forward-looking statements include, but are not limited to, those associated with general economic and business conditions, failure to realize expected value creation from the property acquisition, exercise of preferential rights to purchase variations in the market demand for, and prices of, oil and natural gas, drilling results, unanticipated fluctuations in flow rates of producing wells due to mechanical or operational issues (including those experienced by wells operated by third parties where we are a participant), oil and natural gas reserve expectations, the potential adoption of new governmental regulations, failure of third party partners to fulfill their commitments, the ability to satisfy future cash obligations and environmental costs, adverse conditions, such as high temperatures and pressure that could lead to mechanical failures or increased costs, the ability to hold current or future lease acreage rights, the ability to satisfy future cash obligations and environmental costs, access to capital to fund drilling activities, as well as other general exploration and development risks and hazards, and other factors described in more detail in Part I, Item 1A. "Risk Factors" included in our 2009 Form 10-K, as updated by our subsequent filings with the SEC. Investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after our forward-looking statements are made, including for example the market prices of oil and natural gas, which we cannot control, and production volumes and costs, some aspects of which we may or may not be able to control. Further, we may make changes to our business plans that could or will affect our results. We caution investors that we do not intend to update our forward-looking statements, notwithstanding any changes in our assumptions, changes in our business plans, our actual experience, or other changes, and we undertake no obligation to update any forward-looking statements.

This presentation contains a financial measure, earnings before interest, taxes, depreciation, amortization and exploration expenses (EBITDAX), commonly used in the oil and natural gas industry but not defined under GAAP. As required by SEC Regulation G, reconciliations of this measure to amounts reported in McMoRan's consolidated financial statements are included in the supplemental schedules of this presentation.

The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Beginning with year-end reserves for 2009, the SEC permits oil and gas companies, in their filings with the SEC, to disclose probable and possible reserves, as such terms are defined by the SEC. We use certain phrases and terms in this presentation, such as "gross unrisked potential" and "reserve potential," which the SEC's guidelines prohibit us from including in filings with the SEC. "Gross unrisked potential" and "reserve potential" do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality and other factors, and are therefore not indicative of expected future resource recovery and should not be relied upon. We urge you to consider closely the disclosure of proved reserves included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2009.

2010 Highlights

- **Advanced Industry Leading Deep Drilling on GOM Shelf**
  - Major Discovery at Davy Jones
  - Positive Drilling Results at Blackbeard East
  - Spud Lafitte in October 2010; Drilling Ahead
  - Positive Drilling Results at Laphroaig Deep Gas Well
- **Completed Acquisition of PXP GOM Shelf Assets**
- **Completed Private Placement of $900 MM in Convertible Securities**
- **Ended 2010 with $906 MM in Cash**

PXP Transaction

PXP

- Approved by Shareholders on December 30, 2010
- MMR Issued 51 MM Shares and Paid PXP $75 MM Cash
- Increases MMR Scale of Operations on GOM Shelf
- Consolidates Ownership in Core Focus Areas
- Expands MMR Participation in Deep Gas & Ultra-Deep Programs
- Increases Reserves & Production
- Concurrently Completed $900 MM Private Placement

Capital Structure

Capital Structure ($ in millions)	12/31/10
Revolving Credit Facility (1)	$ -
11⅞% Senior Notes Due 2014	300.0
Sub-total	300.0
5¼% Convertible Senior Notes Due 2011 (2)	74.7
4% Convertible Senior Notes (3, 4)	185.3
Total Debt	$ 560.0
8.0% Convertible Perpetual Preferred Stock (5)	22.1
5¾% Convertible Perpetual Preferred Stock (3)	700.0
Total Preferred Stock	$ 722.1
Basic Shares Outstanding	157.2
Convertible Shares Outstanding	64.0 (6)
Total S/O Including Conversions	221.2

(1) Borrowing Base is $150 million with $50 million of availability after considering $100 million in outstanding letters of credit
(2) $16.575 conversion price
(3) $16.00 conversion price
(4) Recorded at a discount. Face amount is $200 million
(5) $6.8425 conversion price
(6) Includes 3.2 mm shares of equivalent 8% Convertible Perpetual Preferred Stock, 4.5 mm shares of equivalent 5¼% Convertible Notes, 12.5 mm shares of equivalent 4% Convertible Notes, and 43.75 mm shares of equivalent 5¾% Convertible Perpetual Preferred Stock

Reserve Data as of 12/31/10

Excludes Results from Davy Jones & Blackbeard East

	Bcfe
Ryder Scott Proved Reserves at 12/31/09	271.9
2010 Production	(58.9)
Additions/Acquisitions	53.2
Net Revisions	9.9
Preliminary Proved Reserves at 12/31/10	276.1
PV of Proved Reserves @ 10%(1) (2)	$649 Million

(1) Based on independent engineers' estimates of the present value of future net cash flows before income taxes from the production and sale of McMoRan's estimated proved reserves determined using a ten percent discount rate, average first-of-the-month prices for the previous 12 months of $79.43 per bbl of oil and $4.38 per MMbtu of natural gas, and other assumptions required by the Securities and Exchange Commission. Excludes the impact of expected future insurance reimbursements for 2008 hurricane losses. Year-end 2010 reserves exclude results from Davy Jones, Blackbeard East and the recent drilling results at Laphroaig. The recent positive well results at Laphroaig are expected to be incorporated into the final reserve report to be included in McMoRan's 2010 Annual Report and 10-K.

(2) PV of Proved Reserves is a non-GAAP financial measure. A reconciliation of PV of Proved Reserves to the standardized measure of discounted future net cash flows as defined by GAAP will be included in McMoRan's 2010 Annual Report on Form 10-K.

Proved Reserves as of 12/31/10*

By Category


PUD
19%
PDP
26%
PDSI 3%
PDNP
52%

276 Bcfe

By Commodity


Oil
32%
Gas
68%

276 Bcfe

* Year-end 2010 reserves exclude results from Davy Jones, Blackbeard East and the recent drilling results at Laphroaig. The recent positive well results at Laphroaig are expected to be incorporated into the final reserve report to be included in McMoRan's 2010 Annual Report and 10-K.

MCMORAN EXPLORATION CO.

Current Exploration & Development Activities

Deep Gas Prospects

- **Laphroaig – St. Mary Parish, LA**
  - Spud Date: September 24, 2010
  - Drilled to 18,366'; PTD: 20,000'
  - LWD Indicated 140 Net Feet of Possible Hydrocarbons
  - Wireline Log Required to Confirm Thickness
- **Platte – Vermilion Parish, LA**
  - Spud Date: November 19, 2010
  - Drilling Below: 16,300'; PTD: 17,000'
  - Target: Marg-A
- **Hurricane Deep Re-drill – SMI 217**
  - Spud Date: 1Q 2011
  - PTD: 20,000'
  - Target: Gyro Sands Updip to Discovery Well

Ultra-Deep Prospects

- **Davy Jones Offset Appraisal – SMI 234**
  - Located 2½ Miles Southwest of Discovery
  - Spud Date: April 7, 2010
  - Drilling Below 27,100'; PTD: 29,950'
- **Blackbeard East – ST 144**
  - Spud Date: March 8, 2010
  - Logged 178' of Net Pay to Date in Middle and Upper Miocene
  - Logged Oligocene (Frio) Sand Below 30,000'
  - Drilling Below 31,400'; Re-permitted to 34,000'
- **Lafitte – EI 223**
  - Spud Date: October 3, 2010
  - Drilling Below 16,100'; PTD: 29,950'
  - Targeting Middle & Lower Miocene Objectives and Possible Oligocene (Frio) Below the Salt Weld

Davy Jones Completion Update

McMoRan
Davy Jones Completion Team

- **Long-lead Time Equipment Being Procured, Including:**
  - **25,000 psi Production Tree**
  - **Safety Valve**
  - **Blowout Preventer**
- **Completion and Flow Test Expected to be Performed by YE 2011**
- **Davy Jones #1 and #2 Wells Expected to be Available for Production Immediately After Flow Tests**


Davy Jones #1 Wellhead

Ultra-Deep Prospects/Potential

Unrisked Potential for Ultra-Deep Focus Area: 30+ Tcfe Gross, 14+ Tcfe Net*
Gross Potential Could Exceed 100 Tcfe



JOHN PAUL JONES
ENGLAND
BLACKBEARD WEST
MMR Wilcox/Tuscaloosa Play
DAVY JONES
STATE
FEDERAL
BONNET
DRAKE
100'
BLACKBEARD EAST
MMR Miocene/Wilcox Play
BARATARIA
650'
CALICO JACK
CAPTAIN BLOOD
HOOK
LAFITTE
MMR Oligocene/Frio Play
Ultra-Deep Discoveries
Ultra-Deep Prospects
McMoRan Acreage
McMoRan Acreage w/Increased Rights
1/11

*Assumes McMoRan has rights to 48% NRI; actual WI & NRI are pending unitization and parties' participation on a per prospect basis

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

2011 Outlook Summary

- **2011 Production Estimate**
  - Annual Average 160 MMcfe/d
  - 1Q11e – 175 MMcfe/d

- **2011 Capital Expenditures Estimate – $300 - $500 MM**
  - Depends on Drilling Results & Follow on Development Opportunities
  - $200 MM in Exploration (Low End of Range)
  - $100 MM in Development (Low End of Range)
  - Spending to Continue to be Driven by Opportunities

- **Reclamation Cost Estimate**
  - ~$135 MM in P&A Expenditures
  - ~$40 MM Expected to be Covered by Insurance
  - Entitled to Additional Reimbursements Under Insurance Programs for Other 2008 Hurricane Related Claims Expected in Future Years

e = estimate. See Cautionary Statement.

Cash Flow Sensitivities

2011e EBITDAX (1)

($ in millions)

EBITDAX Estimate Sensitivities

	Impact to 2011
+/- $1/MMbtu Gas Price	$50
+/- $5/bbl Oil Price	$10
+/- 10% Production Volume	$42


$160
$220
$280
-$1/Mcf
-$5/Bbl
Forward
Pricing
+$1/Mcf
+$5/Bbl

(1) Based on 2011 production estimate from existing fields and NYMEX forward curve pricing as of January 13, 2011 ($4.59/MMbtu and $94.18/bbl for 2011).
e = estimate. See Cautionary Statement.


McMoRan
McMoRan Exploration Co.
Geologic Review
MMR
LISTED
NYSE
www.mcmoran.com

Laphroaig Deep Gas Field



Onshore


MMR Laphroaig #2
Drilling
MMR Laphroaig #1
2006 Discovery
C
C'
ONE MILE
15S8E
15S9E
LAPHROAIG
13
18
17
16
24
20
21
25
30
29
28
1/11

St. Mary Parish, LA

- **MMR WI: 37.3%**
- **MMR NRI: 28.5%**
- **Spud Date: September 24, 2010**
- **Drilled to 18,366'; PTD: 20,000'**
  - LWD Indicated 140 Net Feet of Possible Hydrocarbons
  - Wireline Log Required to Confirm Thickness
- **Gross Unrisked Potential: 150 Bcfe**

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

MCMORAN EXPLORATION CO.

Laphroaig Cross Section

Laphroaig Schematic



C
NW
V. Pontiff
#1 OH
CM. Peterson
#1 BP4
C'
SE
17,000'
17,500'
18,000'
18,500'
19,000'
17,000'
17,500'
18,000'
18,500'
19,000'
1/11

Offset Well Logged 140′ as Indicated by LWD

Discovery Well Produced 33 Bcfe From 56′ Interval Through 12/31/10

Davy Jones Cross Section


Generalized Cross Section
Davy Jones Discovery
J
SW
J'
NE
Appraisal Well
Drilling
Davy Jones
DISCOVERY
2 Miles
Plio-Pleistocene
Upper Miocene
Middle Miocene
Salt Weld
Oligocene / Frio
Paleocene/Eocene
(Wilcox)
Upper Cretaceous
(Tuscaloosa)
Mesozoic
29,950' TVD
Total Depth
29,122' MD
29,004' TVD
-10,000'
-20,000'
-30,000'
-10,000'
-20,000'
-30,000'

MCMORAN EXPLORATION CO.

Blackbeard East
Ultra-Deep Exploration Prospect



Located in 80 Feet of Water

- MMR WI: 70.0%
- MMR NRI: 56.2%
- Spud Date: March 8, 2010
- Drilling Below 31,400'
- Re-permitted to 34,000'



Upper/Mid Miocene Hydrocarbon
Potential Hydrocarbons
Salt Weld
McMoRan Drilling
B
B'
Dip
Salt Keel
Queen Anne's Revenge
Blackbeard East
1/11

South Timbalier Block 144

MCMORAN EXPLORATION CO.

Comparison to Significant Flex Trend Discovery



Historical Production
Natural Gas: 812 Bcf
Oil: 224 MMBO

Auger / Cardamom Schematic



A
SW
Auger Field
Cardamom Field
A'
NE
Salt
Salt Keel
Salt Weld

Auger & Cardamom Fields Structure Map



382
383
384
426
427
428
Auger North
Cardamom
Dip
Salt Keel
A'
A
Auger
471
472
Sarrano

Schematic cross-section based on McMoRan geoscience interpretation of the Auger/Cardamom Fields in the GOM flex trend area of Garden Banks.

McMoRan Exploration Co.

Blackbeard East
Detailed Cross Section & Seismic



Blackbeard East
South Timbalier 144
1" MD Compsite



B
W
Drilling
B'
E
Pliocene
Salt
Upper Miocene
Salt Weld
Salt Keel
Mid Miocene
Mid Miocene
Lower Miocene
Lower Miocene
Oligocene
Oligocene
Wilcox
15,000'
20,000'
25,000'
30,000'
35,000'
Mud Log Shows



B
Blackbeard East
Blackbeard East Arb line
B'
FLT
SALT
SALT WELD
SALT KEEL
Courtesy of
Western-Geco

Comparison to Significant Deepwater Discovery


K2 Field - Green Canyon Area
Conceptual Structural Cross Section A-A'
WEDGE MODEL
Reported Downdip Appraisal Well (2008)
A'
A
4 Miles
2 (2004)
3 (2003)
2 (2002)
1 (1999)
84' NFP
+-60' NFP
25,000' TVD
Wedge Model
+-128 NFP
26,000' TVD
27,000' TVD
4000' Column
28,000' TVD
+-165 NFP
Reported a New Pay Zone NFP?
Lower Miocene
5000' Column ?
Reported Oil/Water Contact Established
K2 Field
Reported Field Size "2-4 BBOE in Place"
SALT
Green Canyon Area

"Schematic cross-section based on public data by the operator of the K2 discovery in the deepwater GOM in the Green Canyon area as interpreted by McMoRan"

McMoRan

MCMORAN EXPLORATION CO.

Ultra-Deep Focus Areas on the Shelf of Gulf of Mexico

Generated 15 Prospects on Large Structures on Shelf with Ties to the Deepwater.



MMR Ultra-Deep Focus Areas Wilcox/Tuscaloosa
MMR Ultra-Deep Focus Areas Miocene/Wilcox
Industry Data Points in Deepwater
Industry Data Points in Flex Trend
MMR Ultra-Deep Focus Areas Oligocene/Frio
Eastern Most Point of Trends
McMoRan Drilling Activity and Play Location Map
MMR Wilcox/Tuscaloosa Play
MMR Miocene/Wilcox Play
MMR Oligocene/Frio Play
Pliocene/Miocene Flex Trend
Deepwater Lower/Middle Miocene Trend
Deepwater Eocene/Paleocene (Wilcox)
LOUISIANA
MISSISSIPPI
STATE
FEDERAL
ARMSTRONG
PLATTE
LAPHROAIG
DAVY JONES
LAFITTE
BLACKBEARD EAST
Flatrock Fld.
Davy Jones
Blueberry Hill
Lafitte
Blackbeard East
Blackbeard West
Hickory
Thunderhorse
Cascade
Baldpate
Auger/Cardamom
Tiber
Kaskida
Shenandoah
Big Foot
Chinook
Stones
St. Malo
Jack
Great White
Trident
Baha
Buckskin
Hadrian
Champlain
Neptune
Atlantis
K2 North
K2
Mad Dog
Puma
Heidelberg
Tahiti
Knotty Head
Mars/Ursa
Europa
Shiloh
Vicksburg
MP 253
Bullwinkle
Holstein
Jason
Llano
Serrano
Macaroni
Oregano
Popeye
El Dorado Complex
McMoRan Acreage
1/11

Conceptual Model Oligocene (Frio)


Regional Conceptual Model - Ultra-Deep Play
Oligocene - Frio Play
ONSHORE to SHELF to DEEPWATER
N
S
Onshore
False River
Lake Arthur
La State
JP Jones
Flatrock
Davy Jones
GOM OCS
Blackbeard / Lafitte
Shelf
Deepwater
Shenandoah
Kaskida / Tiber
Tahiti / Maddog
Jack / Cascade
SHELF
DEEPWATER
PLIO-PLEISTOCENE
UPPER MIOCENE
MIDDLE MIOCENE
OLIGOCENE FRIO
EOCENE/PALEOCENE
UPPER CRETACEOUS
(Wilcox)
(TUSCALOOSA)
UPPER MIOCENE
MIDDLE MIOCENE
SALT
LOWER MIOCENE
OLIGOCENE
FRIO
(Wilcox)
EOCENE / PALEOCENE
PLIO-PLEISTOCENE
UPPER MIOCENE
MIDDLE MIOCENE
LOWER MIOCENE
EOCENE / PALEOCENE
35,000'
MESOZOIC
MESOZOIC

Lafitte
Ultra-Deep Exploration Prospect



Located in 140 Feet of Water

- **MMR WI: 72.0%**
- **MMR NRI: 58.3%**
- **Spud Date: October 3, 2010**
- **Drilling Below 16,100'**
- **Targeting Middle & Lower Miocene Objectives and Possibly Oligocene (Frio) Below the Salt Weld**
- **PTD: 29,950'**


62
63
201
202
203
65
64
222
221
220
SOUTH MARSH ISLAND
B'
223
MMR Lafitte #1 Drilling
78
224
225
EUGENE ISLAND
244
80
79
243
242
B
SOUTH MARSH ISLAND S. ADDN
245
LAFITTE
93
94
247
248

Eugene Island Blocks 222/223/244

Lafitte Cross Section



Eugene Island Area
Lafitte Prospect
B'
North
B
South
Drilling
-10,000'
-20,000'
-30,000'
-40,000'
-10,000'
-20,000'
-30,000'
-40,000'
Salt Weld
Upper Miocene
Rubble / Mineralized Zone
Middle Miocene
±7,000' Potential Miocene Section
Salt
PTD 29,950' MD
Lower Miocene
Oligocene/Frio
Eocene / Paleocene (Wilcox)
Upper Cretaceous
Tuscaloosa
Mesozoic


McMoRan
McMoRan Exploration Co.
Reference Slides
MMR
LISTED
NYSE
www.mcmoran.com

McMORAN EXPLORATION CO.

Platte Deep Gas Exploration Prospect



Located in 10 feet of water


16S2W
16S1W
Pecan Island Field
1.96 TCFE
PLATTE
Pecos Discovery
2006
17S2W
McMoRan
Prop. Loc.
17S1W
SURF
3
4
ONE MILE
10/10

Vermilion Parish, LA

- MMR WI: 50%
- MMR NRI: 36%
- Drilling Below 16,300'
- PTD: 17,000'
- Target: Marg-A
- Gross Unrisked Potential: 150 Bcfe

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

MCMORAN EXPLORATION CO.

4Q10 Average Production Rates For Top Fields

(MMcfe/d)

4Q10 Sales	
Natural Gas (Bcf)	8.2
Oil (mm bbls)	0.6
Plant Products (Bcfe)	1.3



West Cameron 96 Gross: 10; Net: 3
LA State Lease 18090 "Long Point" Gross: 18; Net: 5
"Laphroaig" (1)
West Delta 27 Gross: 8; Net: 4
South Pelto 9 Gross: 14; Net: 4
South Marsh Island 212 "Flatrock" Field Gross: 165; Net: 31
Eugene Island 251 Gross: 14; Net: 6
Main Pass 299 Gross: 6; Net: 5
High Island 474 Gross: 5; Net: 3
Vermilion 215 Gross: 6; Net: 5
South Timbalier 148 Gross: 7; Net: 3
Eugene Island 182 Gross: 8; Net: 4
High Island 537 Gross: 14; Net: 8
Eugene Island 318 Gross: 4; Net: 3
West Cameron 616 Gross: 14; Net: 3
South Marsh Island 141 Gross: 4; Net: 3
North Padre Island 891 Gross: 7; Net: 3

(1) No. 2 deep gas well, targeting PUD reserves and additional exploration potential, is in progress.

MCMORAN EXPLORATION CO.

Hurricane Deep
Deep Gas Exploration Prospect



Located in 10 feet of water

- MMR WI: 55.0%
- MMR NRI: 38.9%
- Start Date: 1Q 2011
- PTD: 20,000`
- Certain Costs to 18,450' to be Covered by Insurance Programs
- Located on Southern Flank of Flatrock Structure
- Gross Unrisked Potential: 350 Bcfe



211
212
213
218
217
216
221
222
223
B
FLATROCK
ROB L
#229
#232
#231
#228
OPERC
#230
#233
GYRO
#227
HURRICANE
#225
#223
HURRICANE DEEP
#220
Hurricane Deep # 234
Proposed Redrill
Discovery
Productive
Drilling or T.A.
Proposed
1 Mile
#218
B'
1/11

South Marsh Island Block 217

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

Hurricane Deep Cross Section


B
NW
Flatrock
Hurricane Deep
JB Mountain
B'
SE
MMR #229
CVX #232
MMR #231
MMR #228
CVX #230
CVX #233
MMR #226
CVX #226ST
MMR #234
El Paso #220
MMR #218ST
MMR #219
Lighthouse Point
Shallow Production
0.5 TCFE
Tiger Shoal Field
Shallow Production
3.4 TCFG
0
5000
10000
15000
20000
25000
ROB-L
ROB-L
OPERC
OPERC
Salt
GYRO
GYRO
"Big Blue" Fault
Hydrocarbon Bearing Zone
Potential Gas Target
5 Miles
1/11

Davy Jones – Major Ultra-Deep Discovery



Located in 20 Feet of Water


220
221
222
223
DAVY JONES
SOUTH MARSH ISLAND N. ADDN
J'
232
231
230
229
McMoRan Davy Jones Discovery TA - Waiting On Completion Materials
233
234
235
236
McMoRan Drilling
J
Davy Jones Unit
246
245
244
243

Large Ultra-Deep Structure
Encompassing 4 OCS Lease Blocks
South Marsh Island 230/231/234/235

Discovery Well

- Logged 200′ of Wilcox Pay Below Salt Weld
- Completion & Flow Test Expected by YE 2011

Offset Appraisal Well

- Located 2½ Miles Southwest of Discovery
- Spud Date: April 7, 2010
- Drilling Below 27,100′; PTD: 29,950′
- Will Test Similar Sections Up-dip and Deeper Potential, Possibly Cretaceous Section
- Positive Results Would Support Existence of Continuity of Reservoir Sands

- MMR WI: 60.4%
- MMR NRI: 47.9%

Ultra-Deep Economic Model
Value of Each 2 Tcfe Net (~4 Tcfe Gross)*

($ in billions)


F&D Cost: $1.50/Mcfe*
Breakeven Price: ~$2.50/Mcf**
For 15% IRR
Pre-tax PV-10 Value (Net)
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$1.8
$2.9
$3.9
$4.9
$6.0
Price Case**
$4/Mcf
$5/Mcf
$6/Mcf
$7/Mcf
$8/Mcf
PV Value in Ground
$0.91/Mcf
$1.43/Mcf
$1.94/Mcf
$2.46/Mcf
$2.98/Mcf

*Assumes each well costs $200mm to drill/complete and 200 Bcfe EUR per well. First production per well commences 18 months following spud date at initial production rate of 70 Mmcfe/d.

**Assumes oil and gas ratio of 12:1

NOTE: These are model results presented for illustrative purposes only. We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.